                                                                  Exhibit 10(iv)
================================================================================
AWARD/CONTRACT    1. THIS CONTRACT IS RATED ORDER      RATING     PAGE OF PAGES
                     UNDER DPAS (15 CFR 350)
                                                        DO-C9      1       66
--------------------------------------------------------------------------------
2. CONTRACT (Prec. Inst. Ident.) NO.        3. EFFECTIVE DATE

   N00014-95-C-2044                            SEE BLOCK 20C
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

   81-0119-95
--------------------------------------------------------------------------------
5. ISSUED BY          CODE  N00173
                            ---------------
   CONTRACTING OFFICER
   NAVAL RESEARCH LABORATORY
   4555 OVERLOOK AVE, SW
   WASHINGTON DC 20375-5326
--------------------------------------------------------------------------------
6. ADMINISTERED BY (If other than Item 5)       CODE  S1002A
                                                      -------------
   DCMAO ORLANDO
   3555 MAGUIRE BLVD
   ORLANDO FL  32803-3726
                                                      SCD: C
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and Zip
                                   Code)

   SOFTWARE TECHNOLOGY INC
   1225 EVANS ROAD
   MELBOURNE FL 32904-2314

--------------------------------------------------------------------------------
CODE   3R623
--------------------------------------------------------------------------------
8. DELIVERY

   [_] FOB ORIGIN       [X] OTHER (See below)
--------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT

   NET 30
--------------------------------------------------------------------------------
10. SUBMIT INVOICES (4 Copies unless otherwise specified) TO THE ADDRESS SHOWN
    IN: >  ITEM

         SEE ITEM 12
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                  CODE   N00173
                                             ------------
    SEE SECTION F - DELIVERIES OR PERFORMANCE
--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY           CODE   SC1020
                                             ------------
    DFAS COLUMBUS CENTER
    DFAS SOUTHEASTERN PO BOX 182225
    COLUMBUS OH 43218-2225
--------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

    [_] 10 U.S.C 2304(c) (     )    [_] 41 U.S.C. 253(c) (     )
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA

    SEE SECTION G
--------------------------------------------------------------------------------
15A. ITEM NO.              15B. SUPPLIES/SERVICES

                     SEE PAGE 2

                     Attn: CAROL A. PARNELL  3230.CP
                           202/767-0547

                STI BAFO Letter dated 27 Dec 94 is incorporated by reference
--------------------------------------------------------------------------------
15C. QUANTITY           15D. UNIT           15E. UNIT PRICE       15F. AMOUNT


--------------------------------------------------------------------------------
                                   15G. TOTAL AMOUNT OF CONTRACT > $9,935,187.00
--------------------------------------------------------------------------------
                             16. TABLE OF CONTENTS
--------------------------------------------------------------------------------
(X)     SEC.                      DESCRIPTION                           PAGES(S)
--------------------------------------------------------------------------------
                             PART 1 - THE SCHEDULE
--------------------------------------------------------------------------------
 X       A          SOLICITATION/CONTRACT FORM                             1
 -------------------------------------------------------------------------------
 X       B          SUPPLIES OR SERVICES AND PRICES/COSTS                2-3
--------------------------------------------------------------------------------
         C          DESCRIPTION/SPECS./WORK STATEMENT                    N/A
--------------------------------------------------------------------------------
         D          PACKAGING AND MARKING                                N/A
--------------------------------------------------------------------------------
         E          INSPECTION AND ACCEPTANCE                            N/A
--------------------------------------------------------------------------------
 X       F          DELIVERIES OR PERFORMANCE                              3
--------------------------------------------------------------------------------
 X       G          CONTRACT ADMINISTRATION DATA                         4-5
--------------------------------------------------------------------------------
 X       H          SPECIAL CONTRACT REQUIREMENTS                          6
--------------------------------------------------------------------------------

(X)     SEC.                     DESCRIPTION                           PAGES (S)
--------------------------------------------------------------------------------
                          PART II - CONTRACT CLAUSES
--------------------------------------------------------------------------------
 X       I          CONTRACT CLAUSES                                       6
--------------------------------------------------------------------------------
            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
--------------------------------------------------------------------------------
 X       J          LIST OF ATTACHMENTS                                    7
--------------------------------------------------------------------------------
                  PART IV - REPRESENTATIONS AND INSTRUCTIONS
--------------------------------------------------------------------------------
         K          REPRESENTATIONS, CERTIFICATIONS AND
                    OTHER STATEMENTS OF OFFERORS
--------------------------------------------------------------------------------
         L          INSTRS., CONDS. AND NOTICES TO OFFERORS              N/A
--------------------------------------------------------------------------------
         M          EVALUATION FACTORS FOR AWARD                         N/A
--------------------------------------------------------------------------------
         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. [_] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return________copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [X] AWARD (Contractor is not required to sign this document) Your offer on Solicitation Number N00014-94-R-CP05 thru Amend 0002 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents:
(a) the Government's solicitation and your offer and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                             19C. DATE SIGNED

BY  ____________________________________________
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER

--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICA                       20C. DATE SIGNED

BY  ______________________________________               1/23/95
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8069                                           26-107
PREVIOUS EDITION UNUSABLE                        *U.S.G.P.O.: 1990-262-081/20013

                                                     STANDARD FORM 26 (REV 4-45)
                                                     Prescribed by GSA
                                                     FAR (48 CFR) 532-4

                                                   CONTRACT NO. N00014-95-C-2044
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 2

SECTION B as follows:
                                                                   TOTAL EST.
ITEM    SUPPLIES OR SERVICES            ESTIMATED       FIXED      COST PLUS
NUMBER                                  COST            FEE        FIXED FEE

BASE EFFORT
-----------

0001    The Contractor shall conduct
        research as described below
        and in Section C.               $ 9,235,195     $ 699,992  $ 9,935,187

0002    Reports and Data in accordance
        with Exhibit A (DD 1423)        *NSP            *NSP       *NSP

TOTAL ESTIMATED COST AND FIXED FEE:     $ 9,235,195     $ 699,992  $ 9,935,187
FOR THE BASE PERIOD OF PERFORMANCE

OPTION 1
--------

0003    The Contractor shall conduct    $ 4,728,049     $ 359,384  $ 5,087,433
        research as described below
        and in Section C.

0004    Reports and Data in accordance
        with Exhibit A (DD 1423)        *NSP            *NSP       *NSP

OPTION 2
--------

0005    The Contractor shall conduct    $ 4,733,415     $ 359,840  $ 5,093,255
        research as described below
        and in Section C.

0006    Reports and Data in accordance
        with Exhibit A (DD 1423)        *NSP            *NSP       *NSP

                                                  CONTRACT NO.  N00014-95-C-2044
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 3

ITEM   SUPPLIES OR SERVICES              ESTIMATED       FIXED       COST PLUS
NUMBER                                   COST            FEE         FIXED FEE

OPTION 3
--------
0007   The Contractor shall conduct      $ 4,727,394     $  359,238  $ 5,086,722
       research as described below
       and in Section C.

0008   Reports and Data in accordance
       with Exhibit A (DD 1423)          *NSP            *NSP        *NSP

TOTAL ESTIMATED COST AND FIXED FEE:      $23,424,053     $1,778,544  $25,202,597
WITH ALL OPTIONS

SECTION F AS FOLLOWS:

F-1    DELIVERIES OR PERFORMANCE

            Contracting Officer's Technical Representative
            David Schriftman
            Naval Research Laboratory
            Contract Number: N00014-95-C-2044
            Code: 8140.2
            4555 Overlook Avenue, SW
            Washington DC 20375-5326

c.     The principal place of performance of this contract shall be the:

Alexandria South Associates
One Beltway Center Building, 6th Floor
5904 Richmond Highway,
Alexandria, VA

                                                   CONTRACT NO. N00014-95-C-2044
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 4

SECTION G AS FOLLOWS:

G-2  CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR) -- FUNCTION/
     LIMITATIONS

David Schriftman (202)767-6537 is hereby designated the cognizant COTR who will represent the Contracting Officer in the administration of technical details within the scope of this contract and inspection and acceptance.

G-4  ACCOUNTING AND APPROPRIATION DATA

See page 5 for the applicable accounting and appropriation data.

G-5  EXPLANATION OF LIMITATION OF FUNDS

The Total Estimated Cost plus Fixed Fee of the contract will not exceed $9,935,187, including a Total Estimated Cost of $9,235,195, and a Fixed Fee of $699,992.

The amount presently available for payment and allotted to this contract is a Total Estimated Cost Plus Fixed Fee of $298,174, including a Total Estimated Cost of $277,166, and a Fixed Fee of $21,008.

The amount of $298,174 allotted is estimated to cover the period Date of Contract Award through 11 February 1995.

G-8 5252.232-9001 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE)

(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor* at the following address:

     DCAA Melbourne Branch Office
     6767 N. Wickham Road Suite 507
     Melbourne, FL  32940-2025

                                                           N00014-95-C-2044
                                                                    Page 05

G-4  ACCOUNTING AND APPROPRIATION DATA

1. The following accounting and appropriation data is applicable to this contract.



     APPROPRIATION   OBJ               AUTHRN
ACRN   AND SUBHEAD   CLAS  BCN    SA   ACCT A   TT   PAA    COST CODE     AMOUNT

AA    1731810.D6AC    000  41756   0   068941   2D  000000  193261C052A1  $247,174.00
         FUNDING DOCUMENT - N4175694RC46112

AB    1741810.D6AC    000  41756   0   068941   2D  000000  194277C052A1  $ 51,000.00
         FUNDING DOCUMENT - N4175694RC46116


                                        CONTRACT NO. N0001495-C-2044
                                        SOFTWARE ENGINEERING SUPPORT
                                                              PAGE 6

SECTION H AS FOLLOWS:

H-3  TYPE OF CONTRACT

This is a Cost Plus Fixed Fee Term Level of Effort Contract.

H-4  KEY PERSONNEL (5252.237-9705) (DEC 88)

The following are identified as key personnel:

Douglas C. Bentz
David J. Cacciaglia
Jack D. Daily
Brian Davis
Orville L. Jerrell
Bonnie B. Kramer
Donald D. McBride
Michael L. Steininger
Robert S. Tormala

SECTION I AS FOLLOWS:







DELETE    FAR 52.215-30      Facilities Capital Cost of Money (SEP 1987)
          FAR 52.227-12      Patent Rights--Retention by the Contractor (Long
                             Form) (JUN 1989)
          FAR 52.215-24      Subcontractor Cost or Pricing Data (DEC 1991)
          FAR 52.219-09      Small Business and Small Disadvantaged Business
                             Subcontracting Plan (JAN 1991) and Alternate 1 (Aug
                             1989)
          FAR 52.219-16      Liquidated Damages - Small Business Subcontracting
                             Plan (AUG 1989)
          DFARS 252.215-7000 Pricing Adjustments (DEC 1991)



SECTION J AS FOLLOWS:

J-3 ATTACHMENT NO. 2 - DD 254, Contract Security Classification Specification
                       for Ser 006-95. dated 20 Jan 95, pages 5




SOLICITATION, OFFER AND AWARD    THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)  RATING     PAGE OF 1 OF 70 PAGES
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT NO.       3. SOLICITATION NO.       4. TYPE OF SOLICITATION      5. DATE ISSUED       6. REQUISITION/PURCHASE
                       N00014-94-R-CP05        [_] SEALED BID (IFB)                                  NO.
                                               [X] NEGOTIATED (RFP)             15 SEP 94
------------------------------------------------------------------------------------------------------------------------------------
7. ISSUED BY                       CODE    N00173                         8. ADDRESS OFFER TO    (If other than Item 7)
CONTRACTING OFFICER
NAVAL RESEARCH LABORATORY
ATTN: Code  3230.CP
WASHINGTON DC 20375-5326
------------------------------------------------------------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
------------------------------------------------------------------------------------------------------------------------------------
                                                           SOLICITATION
------------------------------------------------------------------------------------------------------------------------------------
9. Sealed offers in original and 6 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Bldg. 222 Room 115A. Naval Research Laboratory until
   4:00 local time 2 NOV. 94
   ----              ----
   Hour              Date
------------------------------------------------------------------------------------------------------------------------------------
CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L. Provision No. 52.214-7 or 52.215-10. All offers are subject to all terms and conditions contained in this solicitation.
------------------------------------------------------------------------------------------------------------------------------------
10.  FOR INFORMATION               A. NAME                B. TELEPHONE NO. (Include area code (NO COLLECT CALLS), CONTRACT CLAUSES)

            CALL:                     Carol Parnell          202-767-0547
------------------------------------------------------------------------------------------------------------------------------------
                                                       II. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
( ) SEC.                DESCRIPTION                PAGES(S)             ( ) SEC.          DESCRIPTION                      PAGES(S)
------------------------------------------------------------------------------------------------------------------------------------
                    PART I - THE SCHEDULE                                           PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
X   A  SOLICITATION/CONTRACT FORM                  1                    X   I    CONTRACT CLAUSES                                19
------------------------------------------------------------------------------------------------------------------------------------
X   B  SUPPLIES OR SERVICES AND PRICES/COSTS       2                  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
X   C  DESCRIPTION/SPEC./WORK STATEMENT            4                    X   J    LIST OF ATTACHMENTS                             30
------------------------------------------------------------------------------------------------------------------------------------
X   D  PACKAGING AND MARKING                       5                   PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
X   E  INSPECTION AND ACCEPTANCE                   6                    X   K    REPRESENTATIONS, CERTIFICATIONS AND OTHER
                                                                                 STATEMENTS OF OFFERORS                          31
------------------------------------------------------------------------
X   F  DELIVERIES OR PERFORMANCE                   7
------------------------------------------------------------------------------------------------------------------------------------
X   G  CONTRACT ADMINISTRATION DATA                8                    X    L     INSTRS., CONDS., AND NOTICES TO OFFERORS      58
------------------------------------------------------------------------------------------------------------------------------------
X   H  SPECIAL CONTRACT REQUIREMENTS               13                   X    M     EVALUATION FACTORS FOR AWARD                  67
------------------------------------------------------------------------------------------------------------------------------------
                                            OFFER (Must be fully completed by offeror)
------------------------------------------------------------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16. Minimum Bid Acceptance Period.
------------------------------------------------------------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within ________________________________calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
------------------------------------------------------------------------------------------------------------------------------------
13. DISCOUNT FOR PROMPT PAYMENT                     10 CALENDAR DAYS    20 CALENDAR DAYS   30 CALENDAR DAYS   CALENDAR DAYS
    (See Section I. Clause No. 52.232-8) .                 0       %            0      %            0     %         0     %
------------------------------------------------------------------------------------------------------------------------------------
14. ACKNOWLEDGMENT OF AMENDMENTS                       AMENDMENT NO.       DATE          AMENDMENT NO.          DATE
    (The offeror acknowledges receipt of amend-
    ments to the SOLICITATION for offerors and              001          10/15/94
    related documents numbered and dated):                  002          10/10/94
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND               CAGE CODE 3R623                FACILITY[        ]  16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER
     ADDRESS                Software Technology, Inc.                              (Type or print)
     OF                     1225 Evans Road                                         Don F. Riordan
     OFFEROR                Melbourne, Florida 32904-2314                           Secretary / Treasurer
------------------------------------------------------------------------------------------------------------------------------------
15B. TELEPHONE NO. (Include       15C. CHECK IF REMITTANCE ADDRESS           17. SIGNATURE             18. OFFER DATE
     area code)                        IS DIFFERENT FROM ABOVE - ENTER                                      10-24-94
     (407) 723-3999          [_]       SUCH ADDRESS IN SCHEDULE.
------------------------------------------------------------------------------------------------------------------------------------
                                               AWARD (To be completed by Government)
------------------------------------------------------------------------------------------------------------------------------------
19. ACCEPTED AS TO ITEMS NUMBERED                            20. AMOUNT                21. ACCOUNTING AND APPROPRIATION

------------------------------------------------------------------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                        23. SUBMIT INVOICES TO ADDRESS SHOWN IN           ITEM
    COMPETITION:                                                            (4 Copies unless otherwise specified)    .

   [_] 10 U.S.C. 2304(c)(         ) [_] 41 U.S.C.253(c)(           )
------------------------------------------------------------------------------------------------------------------------------------
24. ADMINSTERED BY (if other than Item 7) CODE [                   ]   25. PAYMENT WILL BE MADE BY       CODE[                  ]

------------------------------------------------------------------------------------------------------------------------------------
26. NAME OF CONTRACTING OFFICER (Type or print)                        27. UNITED STATES OF AMERICA              28. AWARD DATE

                                                                              (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
===================================================================================================================================
NSN 7540-01-152-8064                               33-133                   STANDARD FORM (REV. 4-85)
PREVIOUS EDITION NOT USABLE                                                 Prescribed by GSA
                                                                            FAR (48 CFR) 53.214(C)

                                     SOLICITATION NO. N00014-94-R-CP05
                                          SOFTWARE ENGINEERING SUPPORT
                                                                PAGE 2

                      PART I- SECTION B
                      SUPPLIES/SERVICES AND PRICES

ITEM  SUPPLIES OR SERVICES              ESTIMATED     FIXED      TOTAL EST.
NUMBER                                  COST          FEE        COST PLUS
                                                                 FIXED FEE

BASE EFFORT
-----------

0001   The Contractor shall conduct    $9,284,565    $745,611    $10,030,176
       research as described below
       and in Section C.

0002   Reports and Data in accordance
       with Exhibit A (DD 1423)        *NSP          *NSP        *NSP

TOTAL ESTIMATED COST AND FIXED FEE:    $9,284,565    $745,611    $10,030,176
FOR THE BASE PERIOD OF PERFORMANCE

OPTION 1
--------

0003   The Contractor shall conduct    $4,783,904    $385,551    $ 5,169,455
       research as described below
       and in Section C.

0004   Reports and Data in accordance  *NSP          *NSP        *NSP
       with Exhibit A (DD 1423)

OPTION 2
--------

0005   The Contractor shall conduct    $4,810,133    $387,912    $ 5,198,045
       research as described below
       and in Section C.

0006   Reports and Data in accordance
       with Exhibit A (DD 1423)        *NSP          *NSP        *NSP

                                               SOLICITATION NO. N00014-94-R-CP05
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 3


ITEM  SUPPLIES OR SERVICES              ESTIMATED     FIXED      COST PLUS
NUMBER                                  COST          FEE        FIXED FEE

OPTION 3
--------

0007   The Contractor shall conduct    $ 4,824,366   $  389,193  $ 5,213,559
       research as described below
       and in Section C.

0008   Reports and Data in accordance  *NSP          *NSP        *NSP
       with Exhibit A (DD 1423)

TOTAL ESTIMATED COST AND FIXED FEE:    $23,702,968   $1,908,267  $25,611,235
WITH ALL OPTIONS

*Not Separately Priced

                                               SOLICITATION NO. N00014-94-R-CP05
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 4

                              PART I - SECTION C
                  DESCRIPTIONS/SPECIFICATIONS/WORK STATEMENTS

C-l The work and services to be performed hereunder shall be subject to the requirements and standards contained in Attachment 1, Statement of Work, and Exhibit A, DD Form 1423, Contracts Data Requirements List, which are incorporated by reference into Section C.

                                               SOLICITATION NO. N00014-94-R-CP05
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 5

                              PART I - SECTION D
                            PACKAGING AND MARKING

D-1  PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items must conform to normal commercial packing standards to assure safe delivery at destination.

                                               SOLICITATION NO. N00014-94-R-CP05
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 6

                              PART I - SECTION E
                          INSPECTION AND ACCEPTANCE

E-l  INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract must be accomplished by the Contracting Officer's Technical Representative (COTR) designated in Section G of this contract within seven (7) days after delivery of final report. Inspection and acceptance will be performed at the Naval Research Laboratory, Washington DC 20375-5326.

                                                SOLICITATION NO. N0001494-R-CP05
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 7

                              PART I - SECTION F

                           DELIVERIES OR PERFORMANCE


F-1  DELIVERIES OR PERFORMANCE

a. The research work under this contract for CLIN 0001 will be conducted during the period from Date of Contract Award through two years.

b. The research work under this contract for Option 1, CLIN 0003, if exercised shall be conducted during the period from exercise of option through one year.

c. The research work under this contract for Option 2, CLIN 0004, if exercised shall be conducted during the period from exercise of option through one year.

d. The research work under this contract for Option 3, CLIN 0005, if exercised shall be conducted during the period from exercise of option through one year.

The contract period of performance shall not exceed 5 years.

e. Distribution, consignment and marking instructions for all contract line items shall be in accordance with the following:

     1. Item No. 0002 and 0004, 0006, 0008, 0010 if options are exercised shall be shipped FOB Naval Research Laboratory, Washington DC 20375-5326, consigned to:

          Contracting Officer's Technical Representative
          *
          Naval Research Laboratory
          Contract Number: *
          Code: *
          4555 Overlook Avenue, SW
          Washington DC 20375-5326

 c.  The principal place of performance of this contract shall be *

     * To be assigned at time of award.

                                               SOLICITATION NO. N00014-94-R-CP05
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 8

                              PART I - SECTION G
                            CONTRACT ADMINISTRATION

G-1  PROCURING OFFICE REPRESENTATIVE

In order to expedite administration of this contract, the Administrative Contracting Officer (ACO) will direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

Contract Matters - Carol Parnell (202) 767-0547, Autovon 297-0547, or Telecopier
(202) 767-6197

Security Matters - Charles Rogers, Code 1221, (202) 767-2240, Autovon 297-2240

Safety Matters - Kirk J. King, Code 1240, (202) 767-2232, Autovon 297-2232

Patent Matters - Mr. Thomas McDonnell, Code 3008.2, (202) 767-3427, Autovon 297-3427

Release of Data - Mr. James W. Gately, Jr., Code 4810 (202) 767-2541, Autovon 297-2541

The ACO will forward invention disclosures and reports directly to the Associate Counsel for Patents, Code 3008.2, Naval Research Laboratory, Washington DC 20375-5326. The Associate Counsel for Patents will return the reports along with a recommendation to the Administrative Contracting Officer. The Associate Counsel for Patents will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

G-2 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR) -- FUNCTIONS /LIMITATIONS

(To be assigned at time of award) is hereby designated the cognizant COTR who will represent the Contracting Officer in the administration of technical details within the scope of this contract and inspection and acceptance. The COTR is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government. The COTR does not have the authority to alter the Contractor's obligations or change the specifications in the contract. If, as a result of technical discussions, it is desirable to alter contract obligations or statements of work, a modification must be issued in writing and signed by the Contracting Officer. The COTR is responsible for reviewing the bills and charges submitted by the Contractor and informing the ACO of areas where exceptions are to be taken.

                                               SOLICITATION NO. N00014-94-R-CP05
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                          PAGE 9

G-3  SPECIAL DISTRIBUTION OF PAYMENT INVOICES

The Contractor shall submit an informational copy of invoices to:

Naval Research Laboratory
Code 3332.3
4555 Overlook Ave., S. W.
Washington D. C. 20375-5326

G-4  ACCOUNTING AND APPROPRIATION DATA

* To be completed at time of award.

G-5  EXPLANATION OF LIMITATION OF FUNDS

The Total Estimated Cost plus Fixed Fee of the contract will not exceed $, including a Total Estimated Cost of $, and a Fixed fee of $.

The amount presently available for payment and allotted to this contract is a Total Estimated Cost Plus Fixed Fee of $, including a Total Estimated Cost of $, and a Fixed Fee of $.

The amount of $ allotted is estimated to cover the period * through *.

THE FUNDING AVAILABLE IS A CEILING WHICH THE CONTRACTOR MAY NOT EXCEED (EXCEPT AT HIS OWN RISK) WITHOUT THE WRITTEN APPROVAL OF THE CONTRACTING OFFICER.

* To be completed at time of award.

G-6  TECHNICAL DIRECTION MEMORANDUM (TDM)

a. For the purposes of this clause, technical direction includes the following:

          (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise describes work which will accomplish the objectives described in the statement of work;

          (2) Guidelines to the contractor which assist in interpretation of drawings, specifications or technical portions of work description.

                                               SOLICITATION NO. N00014-94-R-CP05
                                                    SOFTWARE ENGINEERING SUPPORT
                                                                         PAGE 10

b. Technical instructions must be within the scope of work stated in the contract. Technical instructions may not be used to:

     (1) Assign additional work under the contract;

     (2) Direct a change as defined in the contract clause entitled "Changes";

     (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

     (4) Change any of the terms, conditions or specifications of the contract.

c. The TDM shall be written by the Contracting Officer's Technical Representative (COTR), with the original given to the Contractor and a copy retained in the COTR's file. Technical direction may be issued orally only in emergency situations. If technical direction is issued orally, a TDM must follow within two (2) working days from the date of the oral direction. Amendments, corrections, or changes to TDMs shall also be in written format and shall include all the information set forth in e. below

d. A TDM shall be considered issued when the Government deposits it in the mail, or if transmitted by other means, when it is physically delivered to the contractor.

e. TDMS shall include, but not be limited to, the following information:

      (1) Date of TDM,
      (2) Contract Number,
      (3) Reference to the relevant portion or item in the Statement of Work,
      (4) The specific technical direction or clarification, and
      (5) The signature of the COTR.

f. COTRs shall retain all files containing TDMs for a period of two (2) years after the final contract completion date.

g. The only individual authorized in any way to amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten (10) working days after its receipt.
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G-7  ADMINISTRATION FUNCTIONS

     Contract administration and payment functions are delegated to the designated DCMD and DCMAO identified in Blocks 6 and 12 of Page 1 with the exception of those functions at FAR 42.302(a) (31), (38), (39), (40) and (43) which will be retained by the Naval Research Laboratory in accordance with DFARS
242.203 for that portion of the work performed on the Naval Research Laboratory.

G-8 5252.232-9001 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE)

              SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-
             AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE)
                                  (JUL 1992)

(a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor* at the following address: To be completed at award
______________________________
______________________________
unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to See Section G for designated COTR. Following verification, the contract auditor* will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery orders. There shall be a lapse of no more than 60 calendar days between performance and submission of an interim payment invoice.
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(d)  In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

     (1) Contract line item number (CLIN)
     (2) Subline item number (SLIN)
     (3) Accounting Classification Reference Number (ACRN)
     (4) Payment terms
     (5) Procuring activity
     (6) Date supplies provided or services performed
     (7) Costs incurred and allowable under the contract
     (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided

(e) A DD Form 250, "Material Inspection and Receiving Report",
    X  is required with each invoice submittal.
   ___
   ___ is required only with the final invoice.
   ___ is not required.

(f) A Certificate of Performance
   ___ shall be provided with each invoice submittal.
    X  is not required.
   ___

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Cost of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLIN/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

Alternate I (JUL 1992). as prescribed at 5232.908(b), add the following paragraph (i) to the basic clause:

(i) When a vendor invoice for a foreign currency is provided as supporting documentation, the Contractor shall identify the foreign currency and indicate on the vendor invoice the rate of exchange on the date of payment by the Contractor. The Contractor shall also attach a copy of the bank draft or other suitable documents showing the rate of exchange. The contractor shall provide an English translation if the vendor invoice is written in a foreign language.

                                (End of Clause)
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(d)  In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

     (1) Contract line item number (CLIN)
     (2) Subline item number (SLIN)
     (3) Accounting Classification Reference Number(ACRN)
     (4) Payment terms
     (5) Procuring activity
     (6) Date supplies provided or services performed
     (7) Costs incurred and allowable under the contract
     (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided

(e)  A DD FORM 250, "Material Inspection and Receiving Report",
      X  is required with each invoice submittal.
     ---
         is required only with the final invoice.
     ---
         is not required.
     ---

(f)  A Certificate of Performance
         shall be provided with each invoice submittal.
     ---
      X  is not required.
     ---

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Cost of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLIN/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

Alternate I (JUL 1992). As prescribed at 5232.908(b), add the following paragraph (i) to the basic clause:

(i) When a vendor invoice for a foreign currency is provided as supporting documentation, the Contractor shall identify the foreign currency and indicate on the vendor invoice the rate of exchange on the date of payment by the Contractor. The Contractor shall also attach a copy of the bank draft or other suitable documents showing the rate of exchange. The contractor shall provide an English translation if the vendor invoice is written in a foreign language.


                                (End of Clause)

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                              PART I - SECTION H

                         SPECIAL CONTRACT REQUIREMENTS

H-1  INSURANCE REQUIREMENTS (COST PLUS FIXED FEE CONTRACTS ONLY)

In accordance with Section I, FAR 52.228-7 "Insurance - Liability to Third Persons" (APR 1984) and FAR 28.307-2, insurance of the following kinds, in not less than the following amounts, must be procured and maintained by the Contractor throughout the period of performance.

     Type of Insurance
     -----------------

1)   Employer's Liability ......................$100,000.00

                                     Per      Coverage      Property
                                    Person    Per Accident  Per Accident
                                    ------    ------------  ------------

2)   Comprehensive General                    $500,000.00
     Liability

3)   Comprehensive Automobile    $200,000.00  $500,000.00   $20,000.00
     Liability

4)   Workman's Compensation
     as required by law

H-2  METRIFICATION REQUIREMENTS (5252.210-9708) (DEC 88)

     (a) All scientific and technical reports delivered pursuant to the terms of this contract must identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the "Metric System". Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled "Standard Practice for Use of the International Systems of Units (The Modernized Metric System)" (ASTM Designation E38S89A).

     (b) This provision also applies to journal article preprints and reprints commercially published books or chapters of books, and theses or dissertations submitted in lieu of a scientific or technical report.

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H-3  TYPE OF CONTRACT

  *To be completed at time of award.

H-4  KEY PERSONNEL (5252.237-9705) (DEC 88)

     a. The Contractor agrees to assign to the contract tasks those persons identified below as "key personnel." No substitutions may be made except in accordance with this clause.

     b. The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph c. below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least fifteen (15) days in advance (thirty (30) days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph c. below.

     c. Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his authorized representative will evaluate such requests and promptly notify the Contractor of his approval or disapproval thereof.

     d. In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the "General Provisions."

The following are identified as key personnel:

               * TO BE COMPLETED AT AWARD

H-5  OPTION TO EXTEND SERVICES

The Government may require continued performance of any services within the limits and at the rates stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within the period of performance of the contract.

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H-6  LEVEL OF EFFORT (5252.216-9706) (DEC 88)

     (a) The Contractor agrees to provide the total level of effort specified in next next sentence in performance of the work described in this contract. The total level of effort for performance of this contract shall be 174,240 for CLIN 0001, 81,600 for CLIN 0003 if exercised, 79,680 for CLIN 0004 if exercised 76,800 for CLIN 0005 if exercised total hours of direct labor, including subcontractor direct labor for those subcontractors specifically identified in the Contractor's proposal as having hours included in the proposed level of effort. A breakdown of labor categories and hours is set forth in paragraph (k) below.

     (b) The level of effort for this contract shall be expended at an average rate of 7,260 for CLIN 0001, 6,800 for CLIN 0003 if exercised, 6,640 for CLIN 0004 if exercised, 6,400 for CLIN 0005 if exercised hours per month. It is understood and agreed that the rate of direct labor hours expended each month may fluctuate in pursuit of the technical objective, provided such fluctuation does not result in the use of the total hours of effort prior to the expiration of the term of the contract.

     (c) The Contractor is required to notify the Contracting Officer when any of the following situations occur, or are anticipated to occur: If during any three consecutive months the monthly average is exceeded by 25% or, at any time it is forecast that during the last three months of the contract less than 50% of the monthly average will be used during any given month; or, when 85% of the total level of effort has been expended.

     (d) If, during the term of the contract, the Contractor finds it necessary to accelerate the expenditure of direct labor to such an extent that the total hours of effort specified would be used prior to the expiration of the term, the Contractor shall notify the Contracting Officer in writing setting forth the acceleration required the probable benefits which would result and an offer to undertake the acceleration at no increase in the estimated cost or fixed fee together with an offer setting forth a proposed level of effort, cost breakdown, and proposed fixed-fee for continuation of the work until expiration of the term hereof. The offer shall provide that the work proposed will be subject to the terms and conditions of this contract and any additions or changes required by then current law, regulations, or directives, and that the offer, with a written notice of acceptance by the Contracting Officer, shall constitute a binding contract. The Contractor shall not accelerate any effort until receipt of such written approval by the Contracting Officer. Any agreement to accelerate will be formalized by contract modification.

     (e) The Contracting Officer may, by written order, direct the Contractor to accelerate the expenditure of direct labor such that the total labor-hours of effort specified in paragraph (a) above would be used prior to the expiration of the term. This order shall specify the acceleration required and the resulting revised term. The Contractor shall acknowledge this order within five days of receipt.

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     (f)  If the total level of effort specified in paragraph (a) above is not provided by the Contractor during the term of this contract, the Contracting Officer shall either (i) reduce the fixed fee of this contract as follows:

     Fee Reduction =
     Fixed Fee x (Required LOE Hours - Expended LOE Hours)
                  ---------------------------------------
                               Required LOE Hours


or (ii) subject to the provisions of the clause of this contract entitled "Limitation of Cost," require the Contractor to continue to perform the work until the total number of hours of direct labor specified in paragraph (a) shall have been expended at no increase in the fixed fee of this contract.

     (g) In the event the government fails to fully fund the contract in a timely manner, the term of the contract may be extended accordingly with no change to cost or fee. If the government fails to fully fund the contract, the fee will be adjusted in direct proportion to that effort which was performed.

     (h) Notwithstanding any of the provisions of the above paragraphs, the Contractor may furnish labor-hours up to five percent in excess of the total direct labor-hours specified in paragraph (a) above, provided that the additional effort is furnished within the term hereof, and provided further that no increase in the estimated cost or fixed-fee is required, and no adjustment in the fixed-fee shall be made provided that the Contractor has delivered at least 95% of the level of effort required in paragraph (a) above.

     (i) It is understood that the mix of labor categories provided by the Contractor under the contract, as well as the distribution of effort among those categories, may vary considerably from the initial mix and distribution of effort which was estimated by the government or proposed by the Contractor.

     (j) Nothing herein shall be construed to alter or waive any of the rights or obligations of either party pursuant to the Clause entitled "Limitation of Costs" or "Limitation of Funds," either of which incorporated herein applies to this contract.

     (k) The anticipated breakdown by labor category of the total level of effort is as follows:


SEE ATTACHMENT NO. 3 FOR ESTIMATED LEVEL OF EFFORT
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H-7  SUBCONTRACTORS/CONSULTANTS

(a) The following subcontractors/consultants have been identified in the Contractor's proposal as necessary for performance of this contract.

Subcontractor/Consultant Name      Time or Unit      Estimated Cost

          *To Be Inserted at Time of Award if applicable.

(b) The Contracting Officer's consent required by Paragraph (c) of the contract clause entitled "Subcontracts (Cost-Reimbursement and Letter Contracts)" is hereby given for the listed subcontracts/consultants unless (i) they are of the cost-reimbursement, time-and-materials, or labor-hour type and are estimated to exceed $10,000, including any fee, (ii) are proposed to exceed S100,000, or (iii) are one of a number of subcontracts with a single subcontractor, under this contract, for the same or related supplies or services that, in the aggregate, are expected to exceed $100,000. In such cases consent shall be requested from the Administrative Contracting Officer.

(c) Any changes to the above list must be authorized by the Administrative Contracting Officer (ACO).

H-8  REPORT PREPARATION (5252.235-9714) (DEC 88)

     Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI Z39.18, "Scientific and Technical Reports:
Organization, Preparation and Production".



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H-9  RESTRICTIONS ON PRINTING (5252.235-9716) (DEC88)

Unless otherwise authorized in writing by the Contracting Officer, reports, data, or other written material whose production is funded by this contract and delivered hereunder may only be reproduced by duplicating processes and may not exceed 5,000 single page reports or a total of 25,000 pages of multiple-page reports. These restrictions do not preclude the writing, editing, or preparation of manuscript or reproducible copy of related illustrative materials if required as a part of this contract, or incidental printing such as forms or materials of this contract, or incidental printing such as forms or materials necessary for the contractor to perform in accordance with the terms of the contract. At least on copy of each technical report submitted to the Defense Technical Information Center must be black typing, or a reproduction of black on white paper, or suitable for reproduction by photographic techniques. Reprints of published technical articles are not within the scope of this paragraph.

H-10 On-site Use of Government Property

     This provision is applicable to any portion of the contract performed on-site at the Naval Research Laboratory, including its field sites.
     The Governent will be responsible for all facilities and equipment required in the performance of the contract on-site at the Naval Research Laboratory unless stated otherwise elsewhere in the contract. Such facilities and equipment may be used on a rent-free basis on-site at the Naval Research Laboratory by contractor personnel in the performance of the contract. The property shall remain in the possession and control of the Naval Research Laboratory.
     Notwithstanding any other provision of this contract, the unavailability of such property shall not entitle the contractor to an equitable adjustment of any terms and conditions of the contract.

H-11 FIRMR 201-39.5202-1 FIRMR Applicability. (OCT 1990)
           --------------------------------------------

This solicitation/contract requires the use or delivery of Federal information processing resources but the agency has determined that FIRMR part 201-39 does not apply based on the exception set forth in 201-39.101-3(b)(1)(ii)(B).




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                              PART II - SECTION I
                               CONTRACT CLAUSES
                 COST-PLUS-FIXED-FEE - RESEARCH AND DEVELOPMENT

I- 1 CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-02)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

A.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

CLAUSE NUMBER       CLAUSE TITLE

FAR 52.202-01      Definitions (SEP 1991)
FAR 52.203-01      Officials Not to Benefit (APR 1984)
FAR 52.203-03      Gratuities (APR 1984)
FAR 52.203-05      Covenant Against Contingent Fees (APR 1984)
FAR 52.203-07      Anti-Kickback Procedures (OCT 1988)
FAR 52.203-10      Price or Fee Adjustment for Illegal or Improper Activity (SEP
                   1990)
FAR 52.209-06      Protecting the Government's Interest When Subcontracting
                   with Contractors Debarred, Suspended, or Proposed for
                   Debarment (NOV 1992)
FAR 52.212-08      Defense Priority and Allocation Requirements (SEP 1990)
FAR 52.212-13      Stop-Work Order (AUG 1989) and Alternate I (APR 1984)
FAR 52.215-01      Examination of Records by Comptroller General (FEB 1993)
FAR 52.215-02      Audit--Negotiation (FEB 1993)
FAR 52.215-27      Termination of Defined Benefit Pension Plans (SEP 1989)
FAR 52.215-30      Facilities Capital Cost of Money (SEP 1987)
FAR 52.215-31      Waiver of Facilities Capital Cost of Money (SEP 1987)
FAR 52.215-33      Order of Precedence (JAN 1986)
FAR 52.216-07      Allowable Cost and Payment (JUL 1991)
FAR 52.216-08      Fixed Fee (APR 1984)
FAR 52.219-08      Utilization of Small Business Concerns and Small
                   Disadvantaged Business Concerns (FEB 1990)
FAR 52.219-13      Utilization of Women-Owned Small Businesses (AUG 1986)
FAR 52.220-01      Preference for Labor Surplus Area Concerns (APR 1984)
-------------

*WILL BE INCLUDED IF CONTRACTOR DOES NOT PROPOSE FACILITIES CAPITAL COST OF
 MONEY
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   FAR 52.220-03      Utilization of Labor Surplus Area Concerns (APR 1984)
   FAR 52.222-01      Notice to the Government of Labor Disputes (APR 1984)
   FAR 52.222-03      Convict Labor (APR 1984)
   FAR 52.222-04      Contract Work Hours and Safety Standards Act--Overtime
                      Compensation (MAR 1986)
   FAR 52.222-26      Equal Opportunity (APR 1984)
   FAR 52 222-35      Affirmative Action for Special Disabled and Vietnam Era
                      Veterans (APR 1984)
   FAR 52.222-36      Affirmative Action for Handicapped Workers (APR 1984)
   FAR 52.222-37      Employment Reports on Special Disabled Veterans and
                      Veterans of the Vietnam Era (JAN 1988)
   FAR 52.223-03      Hazardous Material Identification and Material Safety
                      Data (NOV 1991)
   FAR 52.223-06      Drug-Free Workplace (JUL 1990)
   FAR 52.225-11      Restrictions on Certain Foreign Purchases (MAY 1992)
   FAR 52.225-14      Inconsistency Between English Version and Translation of
                      Contract (AUG 1989)
   FAR 52.227-01      Authorization and Consent (APR 1984) and Alternate I
                      (APR 1984)
   FAR 52.227-02      Notice and Assistance Regarding Patent and Copyright
                      Infringement (APR 1984)
 **FAR 52.227-11      Patent Rights--Retention by the Contractor (Short Form)
                      (JUN 1989)
 **FAR 52.227-12      Patent Rights--Retention by the Contractor (Long Form)
                      (JUN 1989)
***FAR 52.228-07      Insurance--Liability to Third Persons (APR 1984)
   FAR 52.229-09      Taxes-Cost Reimbursement Contracts with Foreign
                      Governments (MAR 1990)
   FAR 52.230-03      Disclosure and Consistency of Cost Accounting Practices
                      (AUG 1992)
   FAR 52.230-04      Consistency in Cost Accounting Practices (AUG 1992)
   FAR 52.230-05      Administration of Cost Accounting Standards (AUG 1992)
   FAR 52.232-09      Limitation on Withholding of Payments (APR 1984)
   FAR 52.232-17      Interest (JAN 1991)


----------------------

**CLAUSE AT 52.227-11 WILL BE INCLUDED IF THE CONTRACTOR IS A SMALL BUSINESS CONCERN OR NONPROFIT ORGANIZATION. CLAUSE AT 52.227-12 WILL BE INCLUDED IF THE CONTRACTOR IS OTHER THAN A SMALL BUSINESS CONCERN OR NONPROFIT ORGANIZATION.


***WILL BE INCLUDED IF CONTRACTOR IS PARTIALLY OR TOTALLY IMMUNE FROM TORT LIABILITY TO THIRD PERSONS AS A STATE AGENCY OR AS A CHARITABLE INSTITUTION.
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    FAR 52.232-18        Availability of Funds (APR 1984)
 ....FAR 52.232-20        Limitation of Cost (APR 1984)
****FAR 52.232-22        Limitation of Funds (APR 1984)
    FAR 52.232-23        Assignment of Claims (JAN 1986)
    FAR 52.232-25        Prompt Payment (SEP 1992)
    FAR 52.233-01        Disputes (DEC 1991)
    FAR 52.233-03        Protest After Award (AUG 1989) and Alternate I (JUN
                         1985)
    FAR 52.237-02        Protection of Government Buildings, Equipment and
                         Vegetation (APR 1984)
    FAR 52.242-01        Notice of Intent to Disallow Costs (APR 1984)
    FAR 52.242-02        Production Progress Reports (APR 1991)
    FAR 52.242-13        Bankruptcy (APR 1991)
    FAR 52.243-02        Changes--Cost-Reimbursement (AUG 1987) and Alternate V
                         (APR 1984)
    FAR 52.243-06        Change Order Accounting (APR 1984)
    FAR 52.244-02        Subcontracts (Cost-Reimbursement and Letter Contracts)
                         (JUL 1985) and Alternate I (APR 1985)
    FAR 52.244-05        Competition in Subcontracting (APR 1984)
    FAR 52 245-05        Government Property (Cost-Reimbursement Time-and-
                         Material, or Labor-Hour Contracts) (JAN 1986)
    FAR 52.246-09        Inspection of Research and Development (Short Form)
                         (APR 1984)
    FAR 52.246-23        Limitation of Liability (APR 1984)
    FAR 52.247-34        F.O.B. Destination (NOV 1991)
    FAR 52.247-63        Preference for U.S.-Flag Air Carriers (APR 1984)
    FAR 52.249-06        Termination (Cost-Reimbursement) (MAY 1986)
    FAR 52.249-14        Excusable Delays (APR 1984)
    FAR 52.253-01        Computer Generated Forms (JAN 1991)

    b. DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION CLAUSES

    DFARS 252.201-7000   Contracting Officer's Representative (DEC 1991)
    DFARS 252.203-7001   Special Prohibition on Employment (APR 1993)
    DFARS 252.204-7003   Control of Government Personnel Work Product (APR 1992)
    DFARS 252.209-7001   Disclosure of Ownership or Control by a Foreign
                         Government that Supports Terrorism (APR 1993)
    DFARS 252.219-7009   Certificate of Competency (APR 1993)

------------------

   ****LIMITATION OF COSTS CLAUSE WILL BE APPLICABLE WHEN THE CONTRACT IS FULLY FUNDED. LIMITATION OF FUNDS CLAUSE WILL BE APPLICABLE WHEN THE CONTRACT IS INCREMENTALLY FUNDED.
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    DFARS 252.223-7001   Hazard Warning Labels (DEC 1991)
    DFARS 252 223-7006   Prohibition on Storage and Disposal of Toxic and
                         Hazardous Materials (APR 1993)
    DFARS 252.225-7016   Restriction of Antifriction Bearings (APR 1993)
    DFARS 252.231-7000   Supplemental Cost Principles (DEC 1991)
    DFARS 252.232-7006   Reduction or Suspension of Contract Payments Upon
                         Finding of Fraud (AUG 1992)
    DFARS 252.242-7001   Certification of Indirect Costs (DEC 1991)
    DFARS 252.242-7002   Submission of Commercial Freight Bills for Audit (DEC
                         1991)
    DFARS 252.242-7004   Material Management and Accounting System (DEC 1991)
    DFARS 252.243-7001   Pricing of Contract Modification (DEC 1991)
    DFARS 252.246-7000   Material Inspection and Receiving Report (DEC 1991)

    c. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

    FAR 52.204-02        Security Requirements (APR 1984)
    FAR 52.227-10        Filing of Patent Applications--Classified Subject
                         Matter (APR 1984)

    d. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2)

    DFARS 252.209-7002   Disclosure of Ownership or Control by a Foreign
                         Government (APR 1993)

    e. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2)

    DFARS 252.225-7001   BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (DEC
                         1991)

    f. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

    FAR 52.203-12        Limitation on Payments to Influence Certain Federal
                         Transactions (JAN 1990)

    g. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR 2)

    DFARS 252.227-7013   Rights in Technical Data and Computer Software (OCT
                         1988)
    DFARS 252.227-7018   Restrictive Markings on Technical Data (OCT 1988)
    DFARS 252.227-7029   Identification of Technical Data (APR 1988)
    DFARS 252.227-7030   Technical Data--Withholding of Payment (OCT 1988)
    DFARS 252.227-7031   Data Requirements (OCT 1988)
    DFARS 252.227-7032   Rights in Technical Data and Computer Software
                         (Foreign) (JUN 1975)
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      DFARS 252.227-7034   Patents--Subcontracts (APR 1984)
      DFARS 252.227-7036   Certification of Technical Data Conformity (MAY 1987)
      DFARS 252.227-7037   Validation of Restrictive Markings on Technical Data
                           (APR 1988)
 ..... DFARS 252.227-7039   Patents--Reporting of Subject Inventions (APR 1990)

      h. FEDERAL ACQUISITION REGULATION (48CFR CHAPTER 1)
      FAR 52.222-02        Payment for Overtime Premiums "0" (JUL 1990)
      FAR 52.223-02        Clean Air and Water (APR 1984)
      FAR 52.230-05        Administration of Cost Accounting Standards (AUG
                           1992)
      FAR 52.246-24        Limitation of Liability--High Value Items (APR 1984)

      i. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CHAPTER 2)
      DFARS 252.203-7000   Statutory Prohibition on Compensation to Former DoD
                           Employees (DEC 1991)
      DFARS 252.215-7001   Availability of Contractor Records (DEC 1991)
      DFARS 252.215-7002   Cost Estimating System Requirements (DEC 1991)
      DFARS 252.231-7001   Penalties for Unallowable Costs (APR 1993)
      DFARS 252.233-7000   Certification of Claims and Requests for Adjustment
                           or Relief (APR 1993)

      j. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
 ......FAR 52.215-22        Price Reduction for Defective Cost or Pricing Data
                           (JAN 1991)
******FAR 52.215-24        Subcontractor Cost or Pricing Data (DEC 1991)
      FAR 52.219-09        Small Business and Small Disadvantaged Business
                           Subcontracting Plan (JAN 1991) and Alternate 1 (AUG
                           1989)
      FAR 52.220-04        Labor Surplus Area Subcontracting Program (APR 1984)
      FAR 52.226-1         Utilization of Indian Organizations and Indian-Owned
                           Economic Enterprises (AUG 1991)
      FAR 52.219-16        Liquidated Damages - Small Business Subcontracting
                           Plan (AUG 1989)

      k. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2)
      DFARS 252.203-7003   Prohibition Against Retaliatory Personnel Actions
                           (APR 1992)
      DFARS 252.205-7000   Provision of Information to Cooperative Agreement
                           Holders (DEC 1991)


------------------------

*****WILL BE INCLUDED IF CLAUSE AT 52.227-11 IS INCLUDED IN CONTRACT.

******WILL BE INCLUDED WHEN CERTIFIED COST AND PRICING DATA ARE REQUIRED.
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 ....**DFARS 252.215-7000   Pricing Adjustments (DEC 1991)
      DFARS 252.225-7026   Reporting of Contract Performance Outside the United
                           States (APR 1993)

      l.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
      FAR 52.222-28        Equal Opportunity Preaward Clearance of Subcontracts
                           (APR 1984)

      m. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CHAPTER 2)
      DFARS 252.203-7002   Display of DoD Hotline Poster (DEC 1991)
      DFARS 252.249-7001   Notification of Substantial Impact on Employment (DEC
                           1991)

      o. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2)
      DFARS 252.223-7004   Drug-Free Work Force (Sep 1988)

      p. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2)
      DFARS 252.249-7001   Notification of Substantial Impact on Employment (DEC
                           1991)

      q. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
      FAR 52.215-39        Reversion or Adjustment of Plans For Postretirement
                           Benefits Other Than Pensions (PRB) (JUL 1991)

I-2   ADDITIONAL APPLICABLE CLAUSES:

a. REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 1990) (52.203-9)

      (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.
      (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.
      (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:



---------------------
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                     CERTIFICATE OF PROCUREMENT INTEGRITY
                            MODIFICATION (NOV 1990)

          (1) I, [Name of certifier] am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d) or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C.423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

          (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of [Name of Offeror] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (d), or (f) of the Act as implemented in the FAR, pertaining to this procurement.

          (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity-Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS) "NONE"
                                                  --------
---------------------------
[Signature of the officer or employee responsible for the modification proposal and date]

/s/ Don F. Riordan                    Secretary/Treasurer  10-24-94

[Type name of the officer or employee responsible for the modification proposal]

 Don F. Riordan

* Subsections 27 (a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                            (End of certification)
     (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the
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date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

     (e) The certification required by paragraph (c) of this clause is material representation of fact upon which reliance will be placed in executing this modification.

c.  TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991) (DFARS 252.247-7023)

(a)  Definitions.
     As used in this clause:

     (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

     (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

     (3)  "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

     (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

     (5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

     (6) "Supplies" means all property, except land and interests in land, that is readily identifiable for eventual use by DoD at the time of transportation by sea.

          (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

          (ii) "Supplies" includes (but is not limited to) public works, buildings and facilities, ships, floating equipment and vessels of every character, type, and description, together with parts, subassemblies, accessories, and equipment; machine tools, material, equipment, and stores of all kinds; end items, construction materials and the components of the foregoing.
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     (7)  "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ United States-flag vessels, and no others, in the transportation by sea of any supplies to be furnished in the performance of its contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

     (1)  U.S.-flag vessels are not available for timely shipment;

     (2) The freight charges are excessive or unreasonable; or

     (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least forty-five (45) days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the failure of the appropriate official to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum:

          (1)  Type, weight, and cube of cargo;

          (2)  Required shipping date;

          (3)  Special handling and discharge requirements;

          (4)  Loading and discharge points;

          (5)  Name of shipper and consignee;

          (6)  Prime contract number; and

          (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contract (with names and telephone numbers) with at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.
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(d)  The Contractor shall, within thirty (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington DC 20590, one copy of the rated on board vessel operating carrier's ocean-bill-of-lading, which shall contain the following information--

     (1)  Prime contract number;

     (2)  Name of vessel;

     (3)  Vessel flag of registry;

     (4)  Date of loading;

     (5)  Port of loading;

     (6)  Port of final discharge;

     (7)  Description of commodity;

     (8)  Gross weight in pounds and cubic feet if available;

     (9)  Total ocean freight in U.S. dollars; and

     (10) Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

     (1)  No ocean transportation was used in the performance of this contract;

     (2) Ocean transportation was used and only United States-flag vessels were used for all ocean shipments under the contract;

     (3) Ocean transportation was used, and to the extent any non-U.S.-flag vessel were used, the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

     (4) Ocean transportation was used and some or all of the shipments were made on non U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

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                                               SOLICITATION NO. N00014-94-R-CP05
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         ITEM          CONTRACT
        DESCRIPTION      LINE ITEMS                        QUANTITY
        -----------      ----------                        --------

     Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-u.s.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.


                          (End of clause)

***d. NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)
      (DFARS 252.247-7024)

      (a) The Contractor has indicated by the response to the solicitation provision at 252.247-7022, Representation of Extent of Transportation of Supplies by Sea, that it did not anticipate transporting by sea any supplies of this contract. If however, after the award of this contract, the Contractor should learn that supplies will be transported by sea, the Contractor shall notify the Contracting Officer of the fact that transportation by sea will be used and hereby agrees to comply with all the terms and conditions of the clause at 252.247-7023, entitled "Transportation of Supplies by Sea", contained in this contract.

     (b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.
                                (End of clause)

----------------
*****will be included if contractor's response indicated it did not anticipate transporting by sea any supplies of this contract.


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                                               SOLICITATION NO. N00014-94-R-CP05
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                             PART III - SECTION J

                              LIST OF ATTACHMENTS


J-l  EXHIBIT A -    DD Form 1423, Contract Data Requirements - 21 pages
J-2  ATTACHMENT NO. 1 -  Statement of Work - 40 pages
J-3  ATTACHMENT NO. 2 -  DD 254, Contract Security Classification Specification
                         form Ser 047-94, dated 940428, page/s 2.
J-4  ATTACHMENT NO. 3 -  Estimated level of effort - 10 pages